UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: October 28, 2005
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard Suite 200 Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 3, 2005, Comprehensive Care Corporation (“CompCare”) amended its Restated Certificate of Incorporation by filing such amendment with the Delaware Secretary of State in the form filed with this report as Exhibit 3.1. The effective date of the amendment is November 3, 2005. The amendment to CompCare’s Restated Certificate of Incorporation (1) eliminates classification of CompCare’s Board of Directors and replaces it with the annual election of all directors beginning with the 2006 annual meeting of stockholders and (2) eliminates cumulative voting by stockholders of CompCare. The foregoing amendment to CompCare’s Restated Certificate of Incorporation was approved by CompCare’s stockholders at the 2005 annual meeting of stockholders on October 28, 2005.
     At CompCare’s 2005 annual meeting of stockholders, the stockholders further approved an amendment to the Amended and Restated Bylaws of CompCare, in the form filed with this report as Exhibit 3.2, in order to eliminate cumulative voting by stockholders of CompCare. The foregoing amendment became effective on October 28, 2005.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, our ability to manage healthcare operating expenses, the profitability of our capitated contracts, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: November 3, 2005
EXHIBIT INDEX

Exhibit	Description
3.1	Amendment to Restated Certificate of Incorporation of Comprehensive Care Corporation

3.2	Amendment to Amended and Restated Bylaws of Comprehensive Care Corporation